Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED PRE-NEGOTIATION AND STANDSTILL AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED PRE-NEGOTIATION AND STANDSTILL AGREEMENT (this "Amendment") is made as of the 31st day of March, 2009, among Natixis, London Branch ("Agent"), Sunrise Senior Living, Inc. ("Guarantor"), Sunrise Hannover Senior Living GmbH & Co. KG ("PropCo"), and Sunrise Hannover GmbH ("OpCo", and together with PropCo, "Borrower"). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

RECITALS

               A.      At the request of Guarantor and Borrower, the parties hereto entered into that certain Pre-Negotiation and Standstill Agreement, dated as of December 24, 2008 (the "Original Agreement"), pursuant to which, among other things, Agent agreed to forbear from exercising certain of Agent's remedies available to it pursuant to the Funding Obligation and the other Loan Documents (as such terms are defined in the Original Agreement) for a certain period of time pursuant to the terms thereof.

               B.      Agent, Guarantor and Borrower amended and restated the Original Agreement in its entirety by entering into that certain Amended and Restated Pre-Negotiation and Standstill Agreement, dated as of February 19, 2009 (the "Agreement").

               C.      The term of the Agreement is scheduled to expire on March 31, 2009, unless sooner terminated pursuant to the terms and conditions of the Agreement.

               D.      Guarantor and Borrower have requested that Agent extend the term of the Agreement and, subject to the terms and conditions contained in this Amendment, Agent has agreed to so extend.

               NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Agent, Guarantor and Borrower hereby agree as follows:

     1.      Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.

     2.      Term. Section 2 of the Agreement is deleted in its entirety and replaced with the following:

"As used in this Agreement, the "Term" shall mean the period commencing on the date hereof and ending on April 30, 2009; provided, that this Agreement may be sooner terminated pursuant to Paragraph 10 hereof."

     3.      Representations of Guarantor and Borrower.      Each of Guarantor's and Borrower's representations, warranties and acknowledgements contained in the Agreement,

including without limitation those set forth in Sections 3 and 7 thereof, are and remain true and accurate as of the date hereof.

     4.      Effectiveness of Agreement. Except as modified by this Amendment, all the terms of the Agreement shall remain unchanged and in full force and effect.

     5.      Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

     6.      Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.

     7.       Successors and Assigns. All of the terms and conditions of this Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

     8.      Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

[SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, Agent, Guarantor and Borrower have entered into this First Amendment to Amended and Restated Pre-Negotiation and Standstill Agreement as of the date first above stated.

SUNRISE HANNOVER
GMBH

By: /s/ Paul S. Milstein
Name: Paul S. Milstein
Title: Prokurist

SUNRISE HANNOVER SENIOR LIVING
GMBH & CO. KG:

By: /s/ Paul S. Milstein
Name: Paul S. Milstein
Title: Prokurist

SUNRISE SENIOR LIVING, INC.

By: /s/ John Gaul
Name: John Gaul
Title: General Counsel

NATIXIS, LONDON BRANCH:

By: /s/ Gregoire Hennekinne By: /s/ David Newby
Name: Gregoire Hennekinne Name: David Newby
Title: Director Title: Managing Director